UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 22463

Ironwood Institutional Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Registrant’s annual report transmitted to unit holders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is as follows:

CONSOLIDATED FINANCIAL STATEMENTS

Ironwood Institutional Multi-Strategy Fund LLC
Year Ended April 30, 2017
With Report of Independent Registered Public Accounting Firm

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Statements
Year Ended April 30, 2017

Contents

Report of Independent Registered Public Accounting Firm	1
Consolidated Statement of Assets and Liabilities	2
Consolidated Schedule of Investments	3
Consolidated Statement of Operations	5
Consolidated Statements of Changes in Net Assets	6
Consolidated Statement of Cash Flows	7
Consolidated Financial Highlights	8
Notes to Consolidated Financial Statements	9

Supplemental Information (unaudited)

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Members of
Ironwood Institutional Multi-Strategy Fund LLC

We have audited the accompanying consolidated statement of assets and liabilities of Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”), including the consolidated schedule of investments, as of April 30, 2017, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of investments owned as of April 30, 2017, by correspondence with the investment managers or administrators of the investment funds.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Ironwood Institutional Multi-Strategy Fund LLC at April 30, 2017, the consolidated results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

June 23, 2017

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Assets and Liabilities
April 30, 2017

Assets
Cash and cash equivalents	$199,839,681
Investments in investment funds, at fair value (cost $1,582,987,267)	1,857,957,018
Redemptions receivable from investment funds	940,467
Other assets	216,927
Total assets	2,058,954,093

Liabilities
Payable on credit facility	50,119,316
Advance subscriptions	7,756,511
Payable to Adviser	5,903,168
Advance subscription from Ironwood Multi-Strategy Fund LLC	4,986,796
Redemptions payable	38,082
Redemption payable to Ironwood Multi-Strategy Fund LLC	12,325
Accrued expenses	223,424
Total liabilities	69,039,622

Commitments and contingencies (see Note 10)

Net assets	$1,989,914,471

Net assets consist of:
Paid-in capital	$1,953,159,345
Accumulated net investment loss	(213,469,177)
Accumulated net realized loss	(24,745,448)
Net unrealized appreciation on investments	274,969,751
Net assets	$1,989,914,471

Net asset value per unit
1,776,532.28 units issued and outstanding, no par value	$1,120.11

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
April 30, 2017

				Next
				Available
			Percent of	Redemption
Description	Cost	Fair Value	Net Assets	Date (1)	Liquidity (2)

Investment Funds
Relative Value:
Citadel Kensington Global Strategies Fund Ltd.	$172,031,145	$240,417,558	12.07%	6/30/2017	Quarterly (3)
D.E. Shaw Composite International Fund	76,672,762	111,899,842	5.62	6/30/2017	Quarterly (4)
D.E. Shaw Valence International Fund, LP	32,000,000	40,493,114	2.03	6/30/2017	Quarterly (5)
HBK Multi-Strategy Offshore Fund Ltd.	46,604,141	50,631,952	2.54	6/30/2017	Quarterly (6)
Hutchin Hill Capital Offshore Fund, Ltd.	87,332,161	90,765,017	4.56	6/30/2017	Quarterly (6)
Tilden Park Offshore Investment Fund Ltd.	78,500,000	83,891,835	4.22	6/30/2017	Quarterly (6)
Two Sigma Absolute Return Cayman Fund, Ltd.	41,000,000	42,917,047	2.16	5/31/2017	Monthly
Two Sigma Risk Premia Cayman Fund, Ltd.	35,500,000	38,045,952	1.91	5/31/2017	Monthly
Two Sigma Risk Premia Enhanced Cayman Fund, Ltd.	35,500,000	39,247,119	1.97	5/31/2017	Monthly
Total Relative Value	605,140,209	738,309,436	37.08

Market Neutral and Low Net Equity:
3G Natural Resources Offshore Fund, Ltd.	27,654,963	23,262,422	1.17	6/30/2017	Quarterly
Anchor Bolt Offshore Fund, Ltd.	73,142,667	75,646,121	3.80	6/30/2017	Quarterly
Citadel Global Equities Fund Ltd.	25,528,757	34,591,860	1.74	5/31/2017	Monthly (7)
Darsana Overseas Fund, Ltd.	18,443,895	19,287,504	0.97	12/31/2017	Quarterly (8)
Holocene Advisors Offshore Fund Ltd.	50,000,000	50,550,000	2.54	3/31/2018	Quarterly (6)
Millennium International, Ltd.	144,072,870	184,387,052	9.27	6/30/2017	Quarterly (6)
Suvretta Offshore Fund, Ltd	46,556,393	60,067,290	3.02	6/30/2017	Quarterly
Suvretta Partners, LP*	52,000,000	56,645,590	2.85	6/30/2017	Quarterly
Total Market Neutral and Low Net Equity	437,399,545	504,437,839	25.36

Event-Driven:
Elliott International Limited	131,363,821	156,319,199	7.86	6/30/2018	Quarterly (9)
HG Vora Special Opportunities Fund, LP*	89,000,000	89,890,000	4.52	6/30/2017	Quarterly (6)
HG Vora Special Opportunities Fund, Ltd.	78,937,764	93,302,146	4.69	6/30/2017	Quarterly (6)
JMB Capital Partners Offshore, Ltd.	3,520,628	2,967,610	0.15	n/a	Other (10)
Roystone Capital Offshore Fund Ltd.	16,666,726	15,706,947	0.79	6/30/2017	Quarterly (4)
XPI Holding I Ltd	9,992	8,088	0.00	n/a	Other (10)
Total Event-Driven	319,498,931	358,193,990	18.01

Distressed and Credit Securities:
Cerberus International II, Ltd.	90,610,319	99,903,869	5.02	6/30/2017	Semi-annually (11)
Cerberus International SPV, Ltd.	2,108,908	2,915,176	0.15	n/a	Other (10)
Cerberus International, Ltd.**	707,576	811,440	0.04	n/a	Other (10)
King Street Capital, Ltd.***	2,488	2,907	0.00	n/a	Other (10)
Silver Point Capital Offshore Fund, Ltd.	127,519,291	153,382,361	7.71	6/30/2017	Annually
Total Distressed and Credit Securities	220,948,582	257,015,753	12.92

Total investments in investment funds	$1,582,987,267	$1,857,957,018	93.37%

Other assets, less liabilities		131,957,453	6.63

Net assets		$1,989,914,471	100.00%

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2017

All investment funds are domiciled in the Cayman Islands except as noted.
*  Investment fund is domiciled in the United States.
** Investment fund is domiciled in the Bahamas.
*** Investment fund is domiciled in the British Virgin Islands.

(1) Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after April 30, 2017 that a redemption from a tranche is available without a redemption fee.

(2) Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 30 to 120 days. Lock-up periods range from 12 to 24 months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.

(3) Approximately 80% of this investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply.  The remaining 20% of this investment is available for redemption every 18 months.

(4) Subject to a 12.5% quarterly investor level gate.

(5) Subject to an 8.33% investor level gate.  If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(6) Subject to a 25% quarterly investor level gate.

(7) Subject to a 16.67% monthly investor level gate.

(8) Subject to a 20% annual investor level gate.

(9) Approximately 65% of this investment is available for redemption quarterly. The remaining 35% of this investment is available for redemption semi-annually, subject to a 25% investor level gate.

(10) The investment funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

(11) Subject to a 16.67% semi-annual investor level gate.

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Operations
Year Ended April 30, 2017

Investment income
Interest income	$262,702
Other income	6,765
Total investment income	269,467

Expenses
Advisory fees	24,048,190
Administration fees	1,498,848
Commitment fees	958,276
Professional fees	824,089
Custody fees	352,177
Risk monitoring fees	147,119
Directors’ fees	105,000
Interest expense	102,289
Filing fees	86,941
Other	164,308
Total expenses	28,287,237

Net investment loss	(28,017,770)

Realized and unrealized gain from investments in investment funds
Net realized gain on redemptions from investments in investment funds	12,360,050
Net change in unrealized appreciation/depreciation on investments in investment funds	153,954,297
Net realized and unrealized gain on investments in investment funds	166,314,347
Net increase in net assets resulting from operations	$138,296,577

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	April 30, 2017	April 30, 2016

Operations
Net investment loss	$(28,017,770)	$(26,089,458)
Net realized gain (loss) on redemptions from investments in investment funds	12,360,050	(7,339,730)
Net change in unrealized appreciation/depreciation on investments in investment funds	153,954,297	(44,764,037)
Net increase (decrease) in net assets resulting from operations	138,296,577	(78,193,225)

Distributions to Members
Distributions from net investment income	(30,844,765)	(45,919,632)
Distributions from net realized gains	-	(2,302,350)
Decrease in net assets resulting from distributions to Members	(30,844,765)	(48,221,982)

Member transactions
Subscriptions	170,550,126	495,180,160
Reinvestment of distributions	29,255,337	45,905,784
Redemptions	(295,851,475)	(78,135,186)
Net increase (decrease) in net assets resulting from Member transactions	(96,046,012)	462,950,758

Net increase in net assets	11,405,800	336,535,551
Net assets, beginning of year	1,978,508,671	1,641,973,120
Net assets, end of year	$1,989,914,471	$1,978,508,671

Accumulated net investment loss, end of year	$(213,469,177)	$(166,611,705)

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Cash Flows
Year Ended April 30, 2017

Operating activities
Net increase in net assets resulting from operations	$138,296,577
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gain on redemptions from investments in investment funds	(12,360,050)
Net change in unrealized appreciation/depreciation on investments in investment funds	(153,954,297)
Purchases of investments in investment funds	(314,683,317)
Proceeds from sales of investments in investment funds	449,044,331
Increase in other assets	(140,231)
Increase in payable to Adviser	104,031
Decrease in accrued expenses	(52,476)
Net cash provided by operating activities	106,254,568

Financing activities
Subscriptions received	157,802,643
Redemptions paid	(295,842,886)
Distributions paid	(1,589,428)
Proceeds from credit facility	674,600,000
Repayments of credit facility	(684,611,583)
Net cash used in financing activities	(149,641,254)

Net change in cash and cash equivalents	(43,386,686)
Cash and cash equivalents, beginning of year	243,226,367
Cash and cash equivalents, end of year	$199,839,681

Supplemental disclosure of cash flow information
Interest paid	$102,289

Supplemental disclosure of non cash activities
Reinvestment of distributions	$29,255,337
In-kind exchanges	$9,986,409

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013

Net asset value, beginning of year	$1,060.30	$1,135.54	$1,113.84	$1,091.15	$1,044.82
Net investment loss(a)	(15.44)	(15.43)	(17.63)	(18.05)	(15.42)
Net realized and unrealized gain (loss) on investments in investment funds	91.67	(30.82)	77.14	110.84	119.42
Net increase (decrease) in net assets resulting from operations	76.23	(46.25)	59.51	92.79	104.00
Distributions paid from:
Net investment income	(16.42)	(27.60)	(37.81)	(70.10)	(57.67)
Net realized gains	-	(1.39)	-	-	-
Total distributions	(16.42)	(28.99)	(37.81)	(70.10)	(57.67)
Net asset value, end of year	$1,120.11	$1,060.30	$1,135.54	$1,113.84	$1,091.15
Total return(b)	7.23%	(4.13%)	5.43%	8.71%	10.31%
Ratio of total expenses to average net assets before expense waivers and reimbursements (c)	1.43%	1.44%	1.52%	1.48%	1.71%
Ratio of total expenses to average net assets after expense waivers and reimbursements (c)	1.43%	1.44%	1.57%	1.56%	1.59%
Ratio of net investment loss to average net assets(d)	(1.42%)	(1.44%)	(1.57%)	(1.56%)	(1.59%)
Portfolio turnover	18.17%	19.20%	8.73%	17.74%	8.67%
Net assets, end of year
(in thousands)	$1,989,914	$1,978,509	$1,641,973	$995,460	$378,944

(a) Calculated based on the average units outstanding methodology.

(b) Total return assumes a subscription of a unit in the Fund at the beginning of the year, a repurchase of the unit on the last day of the year, and the re-investment of all distributions during the year.

(c) Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.

(d) Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.

The above ratios and total return have been calculated for the Members taken as a whole. An individual Member’s return and ratios may vary from these returns and ratios due to the timing of unit transactions.

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements
Year Ended April 30, 2017

1.  Organization

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010 and commenced operations on January 1, 2011. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund is also registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund currently complies, and intends to continue to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by allocating capital among a number of pooled investment vehicles that are generally organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes. Each is managed by an independent investment manager pursuant to various alternative investment strategies, including relative value; market neutral and low net equity; event-driven; and distressed and credit securities.

The Fund is a master fund in a master-feeder structure whereby Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) invests substantially all of its assets in the Fund. As of April 30, 2017, the Feeder Fund owned 59.21% of the Fund’s net assets. Other eligible investors (referred to as “Members”) in the Fund include high net worth individuals, foundations, pensions, and other institutions.

Ironwood Capital Management serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the oversight of the Fund’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”).  The Adviser is also registered as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund utilizes State Street Bank and Trust Company (the “Administrator”) as its independent administrator.

The Bank of New York Mellon (the “Custodian”) serves as custodian for the Fund.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies

Basis of Presentation

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Such policies are consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements are expressed in U.S. dollars.

The Fund is an investment company. As such, these consolidated financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Basis of Consolidation

The consolidated financial statements include the financial position and the results of operations of the Fund and its wholly owned subsidiaries, Ironwood Multi-Strategy Fund Ltd. (“CFC”), a Cayman Islands controlled foreign corporation and Ironwood Multi-Strategy Fund LP (“IMSLP”), a Delaware limited partnership. The wholly owned subsidiaries have the same investment objective as the Fund. CFC is primarily used to invest in investment funds which do not allow U.S. entities to invest directly. IMSLP is used when the Fund has determined that owning certain investment funds within a domestic limited partnership structure would be beneficial. As of April 30, 2017 no investment funds were held by the wholly owned subsidiaries.

Net Asset Value Determination

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as determined pursuant to policies established by the Board.

Portfolio Valuation

The Fund values its investments in investment funds at fair value in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”). See Note 4 for more information.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Cash and cash equivalents

The Fund defines cash equivalents as short-term, highly liquid investments with original maturities of three months or less at the date of acquisition. The Fund places its cash and cash equivalents in accounts with entities that are affiliated with the Custodian and the Administrator and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Fund also maintains money market investments with other U.S. financial institutions. The Adviser monitors the financial condition of such entities and does not anticipate any losses from these counterparties. As of April 30, 2017, cash equivalents of $126,550,693 consist of investments in money market funds.  These investments are valued at their respective net asset value per share and are categorized as Level 1 in the fair value hierarchy, as defined in ASC 820.

Income Recognition and Expenses

The Fund recognizes income and expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in investment funds’ fair values are included in net change in unrealized appreciation/depreciation on investments in investment funds on the consolidated statement of operations. Realized gain (loss) from investments in investment funds is calculated using the specific identification methodology.

Income Taxes

The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the Code applicable to Regulated Investment Companies (“RICs”) and distributes substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of April 30, 2017. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax in interest expense and penalties in other expenses on the consolidated statement of operations. The open tax years under potential examination vary by jurisdiction, but in general tax authorities can examine all tax returns filed for the last three tax years.

The Fund has a tax year that ends on April 30.

Dividend Reinvestment Plan

Each Member will have all income distributions and capital gains distributions automatically reinvested in additional units unless such Member specifically elects to receive all income distributions and capital gains distributions in cash.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in these investment funds is limited to the value of the Fund’s interest in these investment funds as reported by the Fund.

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented on the consolidated statement of assets and liabilities.

The Fund invests in other investment funds and is permitted, as a practical expedient, to estimate the fair value of its investments in other investment funds based on the Fund’s pro-rata interest in the net assets of each investment fund, as such value is supplied by, or on behalf of, the investment fund’s investment manager, generally on a monthly basis. Some values received from, or on behalf of, the investment funds’ respective investment managers are estimates, subject to subsequent revision by such investment managers. Such values are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Adviser has designed ongoing due diligence processes with respect to investment funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each investment fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such investment fund and to independently determine the fair value of the Fund’s interest in such investment fund.

The Adviser has designated a committee to oversee the valuation process of the Fund’s investments (the “Valuation Committee”).  The Valuation Committee is comprised of senior

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

personnel, the majority of whom are separate from the Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures.  The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available.  As of and for the year ended April 30, 2017, no investments were fair valued by the Valuation Committee.

As of April 30, 2017, approximately 0.34% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.  The Adviser cannot estimate the timing of when these investments will be liquidated.

The following is a summary of the investment strategies of the investment funds held by the Fund as of April 30, 2017.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical.  Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc.  One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities.  An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.  Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies.  Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and low net equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

approximately the same dollar value of stocks they are long.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.  Generally, investment funds within this strategy require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within this strategy require a 90 to 120 day notice period to redeem at the next available redemption date.

In accordance with U.S. GAAP, investments in investment funds valued at net asset value, as a practical expedient, are not required to be included in the fair value hierarchy.  All investments in investment funds were valued at their respective net asset value as of April 30, 2017, and are excluded from the fair value hierarchy.

5. Investment Transactions

Total purchases of investment funds for the year ended April 30, 2017 were $335,683,317.  Total proceeds from redemptions of investment funds for the year ended April 30, 2017 were $446,192,604.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

6. Subscriptions and Redemptions

The minimum initial investment by Members is $50,000 and the minimum subsequent investment is $10,000, both subject to waiver by the Adviser. Members may purchase units as of the first business day of the month.

Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Fund’s units. The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that agree to participate in the distribution of the Fund’s units. Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.00%.  The Sales Charge is in addition to the subscription price for units and does not form a part of a Member’s investment in the Fund. Generally, the Sales Charge relating to units is paid directly to the Selling Agent that assisted in the placement of such units.

The Board, in its sole and absolute discretion, may authorize the Fund to make a tender offer to repurchase Members’ units (an “Offer”).

A 5% early repurchase fee is charged on repurchased units that have been held less than one year, payable to the Fund. The Board, in its sole discretion, may waive the imposition of the early repurchase fee.

In determining whether the Fund should make an Offer to repurchase units from Members, the Board will consider, among other things, the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase units from Members semi-annually on June 30 and December 31. While there can be no guarantee that it will continue this practice, to date, the Fund has offered to repurchase 10 – 20% of its units at each of its June 30 and December 31 tender offers.

In addition to the Fund’s June 30 and December 31 offers, the Board authorized the Feeder Fund to offer to repurchase its units on December 31, 2016 in exchange for the underlying units of the Fund held by the Feeder Fund (“In-Kind Tender Offer”). Members of the Feeder Fund who participated in the In-Kind Tender Offer received Fund units valued as of December 31, 2016 in an amount equal to the value of the Feeder Fund member’s tendered Feeder Fund units. The total amount of in-kind exchanges was $9,986,409.

Transactions in units were as follows:
	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
Units outstanding, beginning of year	1,865,988.22	1,445,985.52
Units issued	157,352.70	448,032.31
Units issued for reinvestment of distributions	26,800.71	42,289.14
Units redeemed	(273,609.35)	(70,318.75)
Units outstanding, end of year	1,776,532.28	1,865,988.22

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

7. Advisory Fee, Related Party Transactions, and Other Expenses

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee of 0.10% (1.20% per annum) of the Fund’s month end net asset value. The advisory fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last calendar day of each month, before adjustments for any repurchases effective on that day. The advisory  fee is payable in arrears as of the last calendar day of the applicable quarter and is in addition to the asset-based management fees and incentive fees or allocations charged by the underlying investment funds and indirectly borne by Members in the Fund. For the year ended April 30, 2017, the Fund incurred advisory fees of $24,048,190, of which $5,903,168 was payable to the Adviser as of April 30, 2017.

The Fund pays all investment expenses, including, but not limited to, brokerage commissions and all other costs of executing transactions, interest expense, commitment fees, custody fees, its share of expenses of the investment funds, including management fees to the investment managers of the investment funds (ranging from 0.00% to 3.50% of net asset value) and incentive fees or allocations to such investment managers (ranging from 0% to 35% of net profits), and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, fees paid to the Administrator, fees paid to the regulatory and compliance administrator, risk monitoring fees, filing fees, insurance expense, and taxes. The Fund will also directly pay any extraordinary operating expenses. The Adviser will bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs, and communication expenses.

The Adviser has entered into an agreement with the Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expense and commitment fees incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, and the advisory fee) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the prospectus that was in effect at the time of the original waiver.

No eligible expenses under the Expense Limitation Agreement were recaptured during the year ended April 30, 2017 and no amounts are subject to potential future reimbursement.

Compensation to the independent directors for the year ended April 30, 2017 was $105,000.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

7. Advisory Fee, Related Party Transactions, and Other Expenses (continued)

As of April 30, 2017, the directors, officers, and the Adviser and its employees, directly or indirectly, held units in the Fund as follows:

	Units	Percent of Net Assets

Directors	971.66	0.05%
Officers	135.48	0.01
Adviser and its employees	3,060.86	0.17
Total	4,168.00	0.23%

8. Credit Facility

The Fund maintains a secured credit agreement with an unaffiliated bank for a revolving line of credit (the “Credit Facility”). The maximum availability under the Credit Facility is $150,000,000, subject to specific asset-based covenants. Borrowings are collateralized in full by certain assets of the Fund and bear interest at an annual rate of London Interbank Offered Rate plus 1.60% (the “Spread”). Interest is accrued daily on any outstanding balance and, if not repaid on the interest accrual date, is automatically added to the principal amount of the loan. The Fund also pays an annual commitment fee of 0.65% based on the amount by which the maximum availability exceeds the outstanding loan balance. Interest expense and commitment fees incurred for the year ended April 30, 2017 are included on the consolidated statement of operations. For the year ended April 30, 2017, the average borrowings and average interest rate were $4,179,848 and 2.49%, respectively. As of April 30, 2017, the interest rate in effect was approximately 2.77%. The contractual maturity of the Credit Facility is April 20, 2018.

9. Income Taxes

The Fund generally invests in investment funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). Certain PFICs provide information regarding the amount of U.S. taxable income and gain. For such PFICs, the Fund has made Qualified Electing Fund (“QEF”) elections for tax purposes.

For other PFICs that do not provide information regarding taxable income and gain, the Fund has made mark-to-market (“MTM”) elections which convert any unrealized gain to ordinary taxable income.

The Fund also invests in investment funds organized in the U.S. that are treated as partnerships for U.S. income tax purposes.

Net investment income (loss) and net realized gain (loss) from investments in investment funds may not be treated the same for financial statement and for U.S. tax purposes. Temporary book-

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

9. Income Taxes (continued)

tax differences result when the Fund holds an investment in an investment fund, and such temporary book-tax differences generally become permanent upon disposal of the investment fund.

As of April 30, 2017, the aggregate cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$1,854,193,167

Gross tax unrealized appreciation	$10,162,451
Gross tax unrealized depreciation	(6,398,600)
Net tax unrealized appreciation on investments	$3,763,851

Permanent differences, primarily due to the sale of MTM and QEF PFICs resulted in the following reclassifications among the Fund’s components of net assets as of April 30, 2017:

Accumulated net investment loss	$12,005,063
Accumulated net realized loss	(12,005,063)

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the tax years ended April 30, 2017 and April 30, 2016 were as follows:

Tax Character	April 30, 2017	April 30, 2016
Ordinary income	$30,844,765	$45,919,632
Long-term capital gain	-	2,302,350

As of April 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$34,467,320
Accumulated capital losses	(1,476,045)
Unrealized appreciation	3,763,851

For the year ended April 30, 2017, the Fund utilized $634,656 of prior year capital loss carryforwards. As of April 30, 2017, the Fund had available for federal income tax purposes unused short-term capital losses that will not expire of $437,338 and long-term capital losses that will not expire of $1,038,707.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

10. Commitments and Contingencies

As of April 30, 2017, the Fund had unfunded capital commitments to investment funds of $41,789,000.

11. Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications and that contain a variety of representations and warranties. The Fund’s maximum exposure in connection with these contracts is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, no claims have been made under these indemnities in the past, and while there can be no assurances in this regard, the Fund is not aware of any such claims that may be made in the future.

12. Subsequent Events

The Adviser has performed a subsequent events review and determined that there were no subsequent events which would have a significant impact on the Fund’s financial position or results of operations, other than as disclosed below.

Effective May 1, 2017, the Bank of New York Mellon replaced State Street Bank and Trust Company as administrator to the Fund.

Fund Management

The Fund’s officers are appointed by the Board of Directors and oversee the management of the day-to-day operations of the Fund under the supervision of the Board of Directors. One of the directors and all of the officers of the Fund are officers or employees of Ironwood Capital Management (the “Adviser” or “Ironwood”). The other directors (the “Independent Directors”) are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). A list of the directors of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Directors

Name and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships
Disinterested Directors
Richard W. Meadows Age: 67	Independent Director	Term - Indefinite Length - Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price Age: 67	Independent Director	Term - Indefinite Length - Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
David Sung Age: 63	Independent Director	Term - Indefinite Length - Since October 1, 2015	Director of Nippon Wealth Bank since April 2015 and of CITIC Prudential Fund Management Company, Inc. since 2016; director of four private investment pools; prior thereto, Partner, Ernst & Young LLP (retired 2014)	2	The Hartford Group of Funds (86 portfolios)
Interested Directors(2)
Jonathan Gans Age: 45	Director, Chairman of the Board	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood	2	0

(1)  Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal, or retirement.

(2) “Interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Officers

Set forth below is the Fund’s officers’ name, age, position with the Fund, length of term of office, and the principal occupation for the last five years, as of April 30, 2017. The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans Age: 45	Director, Chairman of the Board	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood
Alison Sanger Age: 45	Chief Compliance Officer	Term - Indefinite Length - Since inception	Chief Operating Officer and Chief Compliance Officer of Ironwood
Laurie Chatoff Age: 49	Secretary	Term - Indefinite Length - Since March 15, 2013	Chief Financial Officer of Ironwood
Martha Boero Age: 34	Treasurer	Term - Indefinite Length - Since March 15, 2013	Fund Controller of Ironwood

Item 2. Code of Ethics.

(a)
The Fund, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party.

(b)	No items to be disclosed pursuant to this paragraph.

(c)
There have been no amendments, during the period covered by this report, to a provision of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(d)
The Fund has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(e)	Not applicable

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Fund’s Board of Directors has determined that David Sung is qualified to serve as an audit committee financial expert serving on its Audit Committee and that he is “independent” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $108,150 for the fiscal year ended April 30, 2017, and $105,000 for the fiscal year ended April 30, 2016.

Audit-Related Fees

(b)
The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended April 30, 2017, and $0 for the fiscal year ended April 30, 2016.

Tax Fees

(c)
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $26,325 for the fiscal year ended April 30, 2017, and $33,195 for the fiscal year ended April 30, 2016, all of which required pre-approval by the Board’s Audit Committee.

All Other Fees

(d)
The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended April 30, 2017, and $0 for the fiscal year ended April 30, 2016.

(e)
(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which specifies the procedures and conditions under which services may be pre-approved. If the proposed service is not specifically included in the Pre-Approval Policy, it must be pre-approved on a case-by-case basis. The Audit Committee considers whether the proposed services would impair the auditor’s independence and whether the auditor is in the best position to provide the most effective and efficient service. The Audit Committee may delegate pre-approval authority to one or more of its members. A member to whom such authority is delegated must report all approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibility to pre-approve services to be performed by the Fund’s independent auditor.

The following services are considered pre-approved by the Audit Committee for the period ending April 30, 2017: audits of the Fund required by regulatory or statutory bodies; audits of management assertions related to the effectiveness of internal controls over financial reporting as required under the Sarbanes-Oxley Act; services associated with SEC registration statements, periodic reports and other documents filed with the SEC; consultation on accounting or disclosure treatment of transactions or events; assistance in dealing with and responding to the SEC or any other regulatory agency on financial matter; tax compliance, including the preparation of federal, state, local and international tax returns; tax planning and advice.

The Audit Committee must specifically approve audit engagement and estimated tax return preparation fees.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c) (7) (i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0
(c) 100
(d) 0

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $123,972 for the fiscal year ended April 30, 2017, and $116,800 for the fiscal year ended April 30, 2016.

(h)
The Fund’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to unit holders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

The Fund invests in other private investment funds (the “Underlying Funds”), each managed by an independent investment adviser (collectively, the “Underlying Advisers”).  As such, it is expected that proxies and consent requests received by Ironwood will deal with matters related to the operative terms and business details of such Underlying Funds.  Ironwood is not responsible for, and these procedures are not applicable to, proxies received by Underlying Advisers (related to issuers invested in by the related Underlying Fund).

To the extent that the Fund receives notices or proxies from Underlying Funds (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities to Ironwood.  Ironwood will vote proxies and respond to investor consent requests in the best interests of the Fund, as applicable, in accordance with Ironwood’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)  Ironwood will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A) election of directors (where there are no related corporate governance issues);

(B) selection or reappointment of auditors; or

(C) increasing or reclassification of common stock.

(ii) Ironwood will generally vote against proposals that:

(A) make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B) introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Ironwood).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Ironwood shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund.  In doing so, Ironwood will evaluate a number of factors which may include (but are not limited to): (i) the performance of the Underlying Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

The Fund files Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  Once filed, the Fund’s Form N-PX are available: (i) without charge, upon request, by calling the Fund at (415)-777-2400; or (ii) by visiting the SEC’s website (http://www.sec.gov).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager and Description of Role of Portfolio Manager(s)

The following information is as of April 30, 2017.

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund include Jonathan Gans, Benjamin Zack, and Simon Hong (the “Portfolio Managers”). The Portfolio Managers each serve on the Fund’s Investment & Risk Committee, which has ultimate authority for determining whether the Fund will invest in (or withdraw from) any particular investment. A unanimous vote of the Investment & Risk Committee is required for the Fund to take action with respect to any particular investment. Below are the names and biographical information of the Portfolio Managers.

Jonathan Gans is the Chief Executive Officer and President of Ironwood.  He joined Ironwood in 1996 and is the majority owner of the firm.  Jon is a member of the firm’s Investment & Risk Committee, Leadership Committee, Management Committee, and Valuation Committee, and serves as a director for Ironwood’s offshore and registered funds.  Prior to joining Ironwood, Jon was employed at St. Claire Capital Management, where he served as General Counsel and Chief Operating Officer.  His prior professional experience also includes positions at the SEC Division of Enforcement and Glenwood Financial Group.  Jon earned a B.A., cum laude, from Williams College, and a J.D. from the University of California at Los Angeles School of Law, and is a member of the California State Bar.  Jon is a Trustee of the San Francisco Museum of Modern Art (SFMOMA) and is a chapter member of YPO Golden Gate.

Benjamin Zack joined Ironwood in 2004 and is a Managing Director and Partner of Ironwood.  He is a member of the firm’s Investment & Risk Committee and Leadership Committee.  Prior to joining Ironwood, Ben worked in the Health Care Investment Banking Group of Deutsche Banc Alex.  Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives, including mergers and acquisitions, equity and debt issuances and restructurings.  Ben earned a B.B.A. in Finance from the University of Texas at Austin and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania.

Simon Hong, CAIA joined Ironwood in 2008 and is a Director and Partner of Ironwood. He is a member of the firm’s Investment & Risk Committee.  Simon previously worked in the Investment Banking Division and Global Capital Markets group at Morgan Stanley where he helped advise clients on a wide variety of strategic and financial alternatives.  Simon’s prior experience also includes positions in the Investment Management Division of Morgan Stanley and the Private Client Group of Merrill Lynch.  Simon received a B.A. in Business Economics from Brown University.  Simon is a CAIA designee and is a member of the Chartered Alternative Investment Analyst Association.

 (a)(2)(i-iii) Other SEC-Registered Investment Companies Managed as of April 30, 2017

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	1(1)	$1.18 billion	0	$0
Benjamin Zack	1(1)	$1.18 billion	0	$0
Simon Hong	1(1)	$1.18 billion	0	$0

(1) The other registered investment company managed by this portfolio manager is a Feeder Fund.

Other Pooled Investment Vehicles Managed as of April 30, 2017

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	2	$1.00 billion	0	$0
Benjamin Zack	2	$1.00 billion	0	$0
Simon Hong	2	$1.00 billion	0	$0

Other Accounts Managed as of April 30, 2017
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	0	$0	0	$0
Benjamin Zack	0	$0	0	$0
Simon Hong	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

The following actual and potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments:

1)
Other Activities. Ironwood also provides investment advisory services to other investment funds that utilize substantially the same investment strategy as the Fund (the “Other Ironwood Funds”).  The Fund has no interest in these activities. Ironwood and the investment professionals who, on behalf of Ironwood, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Other Ironwood Funds.

2)
Preferential Terms.  Ironwood, its affiliates, or accounts other than the Fund managed by Ironwood or its affiliates may invest in Underlying Funds on terms more favorable than those available to the Fund, and, as investors in such Underlying Fund, may act in ways adverse to the interest of the Funds.

3)
Allocation of Investments with Underlying Funds Between the Fund and Other Ironwood Funds.  Ironwood is also the investment adviser of the Other Ironwood Funds.  Ironwood often selects Underlying Funds for investment by the Fund that are managed by Underlying Advisers that advise parallel funds (the “Underlying Parallel Funds”) in which the Other Ironwood Funds may have made or may make an investment. In some cases, the Fund may invest in the same Underlying Funds as the Other Ironwood Funds. Conflicts of interest may arise with the allocation of investment transactions and opportunities, as well as in the amount or timing of when redemption notices are placed. The Fund often elects to waive voting rights to address regulatory implications that might arise under the 1940 Act. The Fund and Ironwood have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Ironwood Funds in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

4)
Proprietary Trading by Ironwood, the Underlying Funds and Their Principals. Ironwood, the Underlying Funds and their respective principals and employees may trade securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests. Furthermore, certain principals and employees of Ironwood have made direct investments in Underlying Funds managed by Underlying Advisers and Ironwood’s advisory clients have made investments in the same Underlying Funds or other pooled investment vehicles managed by such Underlying Advisers. Such proprietary trading may be in competition with the Fund and may be conducted at brokerage commission rates, if applicable, substantially lower than rates charged to the Fund.

(a)(3) Portfolio Manager Compensation Structure

The following information is as of April 30, 2017.

Jonathan Gans, Benjamin Zack, and Simon Hong are employees of Ironwood and receive base compensation from the firm. Mr. Zack and Mr. Hong also receive discretionary compensation. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite,” which includes results of all accounts managed by Ironwood. Mr. Zack and Mr. Hong may elect to defer a portion of the discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Gans and Mr. Zack are owners of Ironwood and participate in the firm’s profits and losses. Mr. Hong participates in a stock-based compensation plan designed to compensate him as if he was a direct owner of Ironwood. None of the portfolio managers receive compensation from Ironwood or the Fund directly identifiable for serving as portfolio managers of the Fund.

(a)(4) Disclosure of Securities Ownership as of April 30, 2017

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of April 30, 2017
Jonathan Gans	$500,001 to $1,000,000
Benjamin Zack	$100,001 to $500,000
Simon Hong	$0

(b) Not applicable

Item 9. Purchases of equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) , or this Item.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of  Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ironwood Institutional Multi-Strategy Fund LLC
By

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date:  July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date:  July 7, 2017

By

/s/ Martha Boero
Martha Boero, Treasurer
(principal financial officer)

Date:  July 7, 2017